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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 2, 2000, included in Harken Energy Corporation's Form 10-K/A, for the year ended December 31, 1999, and to all references to our firm included in this registration statement.


                                                             ARTHUR ANDERSEN LLP


Dallas, Texas


August 25, 2000